UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2021

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	COG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Exchange Offers and Consent Solicitations

On September 8, 2021, Cabot Oil & Gas Corporation (“Cabot”) announced that, in connection with the anticipated merger of Cimarex Energy Co. (“Cimarex”) and a wholly owned subsidiary of Cabot, Cabot has commenced offers to exchange any and all outstanding notes issued by Cimarex (the “Existing Cimarex Notes”) for (1) up to $2,000,000,000 aggregate principal amount of new notes to be issued by Cabot (the “New Cabot Notes”) and (2) cash (each, an “Exchange Offer” and, collectively, the “Exchange Offers”). In conjunction with the Exchange Offers, Cimarex is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Cimarex Notes to eliminate certain of the covenants, restrictive provisions and events of default from such indentures.

The Exchange Offers and Consent Solicitations are subject to the consummation of the merger transaction contemplated by the Agreement and Plan of Merger, dated as of May 23, 2021, as amended on June 29, 2021 (as it may be further amended from time to time, the “Merger Agreement”), among Cabot, Double C Merger Sub, Inc., a wholly owned subsidiary of Cabot (“Merger Sub”), and Cimarex, pursuant to which Merger Sub will merge with and into Cimarex (the “Merger”), with Cimarex surviving the Merger as a wholly owned subsidiary of Cabot. In addition, each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although Cabot may waive such condition at any time with respect to an Exchange Offer.

The New Cabot Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. Therefore, the New Cabot Notes may not be offered or sold in the United States or to any U.S. person absent registration, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of September 8, 2021 (as it may be amended or supplemented, the “Offering Memorandum and Consent Solicitation Statement”). A copy of the press release announcing the Exchange Offers and the Consent Solicitations is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, as well as Exhibit 99.1 attached hereto, is being furnished, not filed. Accordingly, such information will not be incorporated by reference into any registration statement filed by Cabot under the Securities Act, unless specifically identified as being incorporated by reference therein.

Item 8.01	Other Events.

Credit Agreement Amendment

Cabot is seeking consents from the requisite lenders under its Second Amended and Restated Credit Agreement, dated as of April 22, 2019, among Cabot, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and the lenders party thereto (as amended by the First Amendment to the Second Amended and Restated Credit Agreement, the “Credit Agreement”) to an amendment (collectively, the “Second Credit Agreement Amendment”) which, if received, would (1) remove the provisions of the Credit Agreement which limit borrowings thereunder to an amount not to exceed the borrowing base and certain related provisions; (2) replace the existing financial maintenance covenants with a covenant requiring maintenance of a ratio of total debt to consolidated EBITDA of not more than 3.0 to 1.0 (the “Credit Agreement Leverage Covenant”); (3) provide that if, in the future, Cabot no longer has any other indebtedness subject to a leverage-based financial maintenance covenant substantially similar to the Credit Agreement Leverage Covenant, then the Credit Agreement Leverage Covenant shall be replaced by a covenant requiring maintenance of a ratio of total debt to total capitalization not to exceed 65% at any time; and (4) provide for changes to certain exceptions to the negative covenants to reflect the completion of the Merger, including the size of the combined business. If the requisite lenders approve the Second Credit Agreement Amendment, there will be $1.5 billion of commitments available at the closing of the Merger, subject to any outstanding borrowings or letters of credit.

The effectiveness of the Second Credit Agreement Amendment, if the requisite lender consents are received, would be conditioned upon, among other things, the completion of the Merger and the Exchange Offers. If the requisite lenders do not approve the Second Credit Agreement Amendment, (1) the Credit Agreement will continue to be governed by a borrowing base and (2) the note purchase agreements governing Cabot’s outstanding senior notes will continue to include a covenant that generally limits indebtedness of Cabot and its subsidiaries to 115% of the borrowing base. These restrictions would, at the settlement date of the Exchange Offers and Consent Solicitations, and could, in the future, limit Cabot’s ability to fully borrow the entire amount of the $1.5 billion of commitments under the Credit Agreement. The Exchange Offers are not conditioned upon the effectiveness of the Second Credit Agreement Amendment.

Anticipated Board of Directors Upon Effectiveness of the Merger

Under the terms of the Merger Agreement, Cabot has agreed to take all actions as may be necessary to cause (1) the number of directors constituting the Cabot board of directors as of the effective time of the Merger to be ten and (2) the Cabot board of directors as of the effective time of the Merger to be composed of (A) five persons who are current members of the Cabot board of directors (the “designated Cabot directors”) to be selected by the Cabot board of directors prior to the effective time of the Merger, one of whom will be Mr. Dan O. Dinges, and (B) five persons who are current members of the Cimarex board of directors (the “designated Cimarex directors”) to be selected by the Cimarex board of directors prior to the effective time of the Merger, one of whom will be Mr. Thomas E. Jorden. Subject to formal action to be taken by the Cabot board of directors, it is currently anticipated that: (1) in addition to Mr. Dinges, the designated Cabot directors will be Ms. Dorothy M. Ables, Mr. Robert S. Boswell, Ms. Amanda M. Brock and Mr. Marcus A. Watts; and (2) in addition to Mr. Jorden, the designated Cimarex directors will be Ms. Lisa A. Stewart (who is expected to serve as Lead Director), Mr. Paul N. Eckley, Mr. Hans Helmerich and Ms. Frances M. Vallejo. Background information concerning the anticipated designated Cabot directors can be found in Cabot’s Definitive Proxy Statement on Schedule 14A for its Annual Meeting of Stockholders held on April 29, 2021, and background information concerning the anticipated designated Cimarex directors can be found in Cimarex’s Definitive Proxy Statement on Schedule 14A for its Annual Meeting of Stockholders held on May 12, 2021.

Cautionary Statement Regarding Forward-Looking Information

This communication includes forward-looking statements within the meaning of federal securities laws. All statements, other than statements of historical fact, included in this communication are forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the proposed Merger, the Exchange Offers and the Second Credit Agreement Amendment. No assurances can be given that the forward-looking statements contained in this communication will occur as expected and actual results may differ materially from those included in this communication. Forward-looking statements are based on current expectations assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this communication. These risks and uncertainties include, without limitation: the ability to obtain the requisite Cabot and Cimarex stockholder approvals to consummate the Merger; the risk that an event, change or other circumstances could give rise to the termination of the Merger, which would constitute the failure of a condition to the Exchange Offers and Consent Solicitations; and the risk that a condition to closing of the Merger may not be satisfied on a timely basis or at all. Additional important risks, uncertainties and other factors are described in the definitive joint proxy statement/prospectus filed by each of Cabot and Cimarex on August 23, 2021 in connection with the proposed Merger, Cabot’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cabot’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, Current Reports on Form 8-K and other filings Cabot makes with the Securities and Exchange Commission (the “SEC”) and in Cimarex’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cimarex’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, Current Reports on Form 8-K and other filings Cimarex makes with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Cabot filed with the SEC a registration statement on Form S-4 on June 30, 2021 (as amended on August 13, 2021), that includes a joint proxy statement of Cabot and Cimarex and that also constitutes a prospectus of Cabot. The registration statement was declared effective by the SEC on August 20, 2021, and on August 23, 2021 Cabot and Cimarex each filed the definitive joint proxy statement/prospectus in connection with the proposed Merger with the SEC. Cabot and Cimarex commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about August 23, 2021. Each of Cabot and Cimarex will also file other relevant documents with the SEC regarding the proposed Merger. This press release is not a substitute for the registration statement, the definitive joint proxy statement/prospectus or any other document that Cabot or Cimarex has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT, CIMAREX AND THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and all other documents containing important information about Cabot, Cimarex and the proposed Merger, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cabot may be obtained free of charge on Cabot’s website at www.cabotog.com/investor-relations. Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor-relations.

Participants in the Solicitation

Cabot, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of Cabot, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cabot’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and Cabot’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Merger by reading the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when such materials become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cabot or Cimarex using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated September 8, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

	By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Vice President, Administration and Corporate Secretary

Date: September 8, 2021